UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2010

Central Energy Partners LP
(Exact name of registrant as specified in its charter)

Delaware	000-50394	20-0153267
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8150 North Central Expressway Suite 1525 Dallas, Texas	75206
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (214) 360-7480

Rio Vista Energy Partners L.P.
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Employment Agreements:

As more fully described in Item 5.02 below, on December 28, 2010, Rio Vista GP LLC (the “General Partner”), general partner of Rio Vista Energy Partners L.P. (“Rio Vista”), entered into employment agreements with each of Imad Anbouba and Carter R. Montgomery, each of whom are currently serving as Co-Presidents of the General Partner.

Amendment to Amended and Restated Limited Liability Company Agreement of Rio Vista GP LLC

As more fully described in Item 5.03 and Item 8.01 below, on December 28, 2010, the Board of Managers (the “Board of Managers”) of the General Partner and Central Energy LP, the sole member of the General Partner, approved an amendment (the “First Amendment”) to the Amended and Restated Limited Liability Company Agreement of Rio Vista GP LLC (the “Operating Agreement”).

Amendment to First Amended and Restated Agreement of Limited Partnership of Rio Vista Energy Partners L.P.

As more fully described in Item 5.03 and Item 8.01 below, on December 28, 2010, Central Energy GP LLC (“Central GP”, formerly known as Rio Vista GP LLC), the general partner of Rio Vista, and the limited partners of Rio Vista entered into a second amendment (the “Second Amendment”) to the First Amended and Restated Agreement of Limited Partnership of Rio Vista Energy Partners L.P. (the “Partnership Agreement”).

A copy of the above referenced agreements are included as exhibits to this Form 8-K and are incorporated by reference into this Item 1.01. The foregoing summary of certain provisions of these documents are qualified in their entirety by reference thereto.  The disclosures set forth in each of Item 5.02, Item 5.03 and Item 8.01 are incorporated by reference into this Item 1.01.

Item 3.03.	Material Modification to Rights of Security Holders.

On December 28, 2010, Central GP, the general partner of Rio Vista, and the limited partners of Rio Vista entered into the Second Amendment to the Partnership Agreement.  Under the terms of the Second Amendment, the Partnership Agreement was amended as follows:

Amendment of Section 1.1 of the Partnership Agreement.  The defined terms “Common Unit Arrearage” and “Cumulative Common Unit Arrearage” in Section 1.1 of the Partnership Agreement were amended, effective as of November 17, 2010, to read as follows:

“Common Unit Arrearage” means, with respect to any Common Unit, whenever issued, commencing with the Quarter beginning October 1, 2011, the excess, if any, of (a) the Minimum Quarterly Distribution with respect to a Common Unit in respect of such Quarter over (b) the sum of all Available Cash distributed with respect to a Common Unit in respect of such Quarter pursuant to Section 6.4(a)(i).

“Cumulative Common Unit Arrearage” means, with respect to any Common Unit, whenever issued, and as of the end of any Quarter commencing with the Quarter ending March 31, 2012, the excess, if any, of (a) the sum resulting from adding together the Common Unit Arrearage as to such Common Unit for each Quarter ending on or before the last day of such Quarter over (b) the sum of any distributions theretofore made pursuant to Section 6.4(a)(ii) and the second sentence of Section 6.5 with respect to such Common Unit (including any distributions to be made in respect of the last of such Quarters).

The effect of this amendment will be that Rio Vista will not be obligated to make any further distributions of Common Unit Arrearages or Cumulative Common Unit Arrearages pursuant to Section 6.4(a)(ii) and Section 6.5 of the Partnership Agreement in respect of any quarter prior to the quarter beginning October 1, 2011, and, at such time and thereafter, the calculation of any Cumulative Common Unit Arrearage will not include Common Unit Arrearages for quarters ending prior to October 1, 2011.

In accordance with the provisions of the Partnership Agreement, the actions pursuant to the Second Amendment were approved by a majority of the holders of the Common Units (as defined in the Partnership Agreement) of Rio Vista.

A copy of the above referenced agreement is included as an exhibit to this Form 8-K and is incorporated by reference into this Item 3.03. The foregoing summary of certain provisions of this document is qualified in their entirety by reference thereto.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Employment Agreements

On December 28, 2010, the General Partner entered into employment agreements with each of Imad Anbouba and Carter R. Montgomery, each of whom currently serve as Co-Presidents of the General Partner.  The terms of Mr. Anbouba’s employment agreement and Mr. Mongomery’s employment agreement are substantially the same and are referred to collectively as the “Employment Agreements”.  The general provisions of the Employment Agreements are summarized below:

1.	The term of employment will be for a period of three years unless terminated, renegotiated and/or the occurrence of an event as more fully described in the Employment Agreements.

2.	Each employee will serve as Co-President.

3.	Each employee will receive an annual salary of $80,000 which may be adjusted upward from time to time as determined by the Board of Managers.

4.	Each employee may receive bonuses, commissions or other discretionary compensation payments, if any, as the Board of Managers may determine to award from time to time.

5.	Each employee shall be entitled to five weeks of paid vacation during each 12 month period of employment beginning upon the effective date of the Employment Agreements.

6.	Each employee will be entitled to other customary benefits including participation in pension plans, health benefit plans and other compensation plans as provided by the General Partner.

7.
The Employment Agreements shall terminate (a) upon death, (b) at any time upon notice from the General Partner for cause as more fully defined in the Employment Agreements, (c) by the General Partner, without cause, upon 30 days advance notice to employee, or (d) by the employee at any time for Good Reason (as more fully defined in the Employment Agreements) or (e) without Good Reason (as more fully defined in the Employment Agreements) upon 30 days advance notice to the General Partner.

In the event the employee is terminated pursuant to (c), (d) above and/or the General Partner provides written notice of its intention not to renew the Employment Agreements, then the employee shall be entitled to receive among other things, (a) all accrued and unpaid salary, expenses, vacation, bonuses and incentives awarded prior to termination date (and all non-vested benefits shall become immediately vested), (b) severance pay equal to thirty-six (36) months times the employee’s current base monthly salary and (c) for a period of twenty-four (24) months following termination, continuation of all employee benefit plans and health insurance as provided prior to termination.

A copy of the above referenced agreements are included as exhibits to this Form 8-K and are incorporated by reference into this Item 5.02. The foregoing summary of certain provisions of these documents are qualified in their entirety by reference thereto.

Item 5.03.	Amendments to the Articles of Incorporation or Bylaws; Change in Fiscal Year.

Rio Vista GP LLC Operating Agreement:

On December 28, 2010, the Board of Managers of the General Partner and Central Energy LP, the sole member of the General Partner, approved the First Amendment to the Operating Agreement. Under the terms of the First Amendment, the Operating Agreement was amended as follows:

1.
Amendment of Name of Company.  The name of the General Partner was amended to Central Energy GP LLC and each reference to “Rio Vista GP LLC” in the Operating Agreement was amended to be a reference to the new name of the General Partner, to wit, “Central Energy GP LLC”.

2.	Amendment of Section 5.2(a) of the Operating Agreement. The first sentence of Section 5.2(a) of the Operating Agreement was amended to read as follows:

“The Board of Managers shall consist of a number of Managers determined by a Majority Interest from time to time: provided; that the Board of Managers may not consist of less than two Managers.”

Rio Vista Energy Partners L.P. Partnership Agreement:

On December 28, 2010, the General Partner and the limited partners of Rio Vista entered into the Second Amendment to the Partnership Agreement.  Under the terms of the Second Amendment, the Partnership Agreement was amended as follows:

1.
Amendment of Name of Partnership.  The name of Rio Vista was amended to “Central Energy Partners LP” and each reference to “Rio Vista Energy Partners, L.P.” in the Partnership Agreement was amended to be a reference to the new name of Rio Vista, to wit, “Central Energy Partners, LP”

2.
Amendment of Name of General Partner.  Each reference in the Partnership Agreement to “Rio Vista GP LLC” was amended to be a reference to the new name of the General Partner, to wit, “Central Energy GP LLC”.

3.
Amendment of Section 1.1 of the Partnership Agreement.  The defined terms “Common Unit Arrearage” and “Cumulative Common Unit Arrearage” in Section 1.1 of the Partnership Agreement were amended, effective as of November 17, 2010, to read as follows:

“Common Unit Arrearage” means, with respect to any Common Unit, whenever issued, commencing with the Quarter beginning October 1, 2011, the excess, if any, of (a) the Minimum Quarterly Distribution with respect to a Common Unit in respect of such Quarter over (b) the sum of all Available Cash distributed with respect to a Common Unit in respect of such Quarter pursuant to Section 6.4(a)(i).

“Cumulative Common Unit Arrearage” means, with respect to any Common Unit, whenever issued, and as of the end of any Quarter commencing with the Quarter ending March 31, 2012, the excess, if any, of (a) the sum resulting from adding together the Common Unit Arrearage as to such Common Unit for each Quarter ending on or before the last day of such Quarter over (b) the sum of any distributions theretofore made pursuant to Section 6.4(a)(ii) and the second sentence of Section 6.5 with respect to such Common Unit (including any distributions to be made in respect of the last of such Quarters).

The effect of this amendment will be that Rio Vista will not be obligated to make any further distributions of Common Unit Arrearages or Cumulative Common Unit Arrearages pursuant to Section 6.4(a)(ii) and Section 6.5 of the Partnership Agreement in respect of any quarter prior to the quarter beginning October 1, 2011, and, at such time and thereafter, the calculation of any Cumulative Common Unit Arrearage will not include Common Unit Arrearages for quarters ending prior to October 1, 2011.

In accordance with the provisions of the Partnership Agreement, the actions pursuant to the Second Amendment were approved by a majority of the holders of the Common Units of Rio Vista.

A copy of the above referenced agreements are included as exhibits to this Form 8-K and are incorporated by reference into this Item 5.03. The foregoing summary of certain provisions of these documents are qualified in their entirety by reference thereto.

Item 8.01. Other Events.

In connection with Item 5.03 above, the Amendment to Certificate of Formation of Rio Vista GP LLC (the “GP Amendment”) provides for the change in name of Rio Vista GP LLC to Central Energy GP LLC.  The GP Amendment was filed with the State of Delaware on December 29, 2010.

In connection with Item 5.03 above, the Amendment to Certificate of Limited Partnership of Rio Vista Energy Partners L.P. (the “LP Amendment”) provides for the change in name of Rio Vista Energy Partners L.P. to Central Energy Partners LP.  The LP Amendment was filed with the State of Delaware on December 29, 2010.  In connection with the name change, Central Energy Partners LP intends to change the current ticker symbol “RVEP” to a name more synonymous with the new name in the near future.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed with this report:

3.1	First Amendment to the Amended and Restated Limited Liability Company Agreement of Rio Vista GP LLC, dated December 28, 2010.

3.2	Amendment to Certificate of Formation of Rio Vista GP LLC, dated December 28, 2010.

3.3	Second Amendment to the First Amended and Restated Agreement of Limited Partnership of Rio Vista Energy Partners L.P., dated December 28, 2010.

3.4	Amendment to Certificate of Limited Partnership of Rio Vista Energy Partners L.P., dated December 28, 2010.

10.1	Employment agreement between Rio Vista GP LLC and Imad Anbouba, dated December 28, 2010.

10.2	Employment agreement between Rio Vista GP LLC and Carter R. Montgomery, dated December 28, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL ENERGY PARTNERS L.P.

By:	Central Energy GP LLC, its
General Partner

	By:	/s/ Ian T. Bothwell

		Name:	Ian T. Bothwell
		Title:	Executive Vice President, Chief Financial Officer and Secretary (Principal Financial and Accounting Officer)
Date: January 4, 2011

EXHIBIT INDEX

Exhibit No.	Description

3.1	First Amendment to the Amended and Restated Limited Liability Company Agreement of Rio Vista GP LLC, dated December 28, 2010.

3.2	Amendment to Certificate of Formation of Rio Vista GP LLC, dated December 28, 2010.

3.3	Second Amendment to the First Amended and Restated Agreement of Limited Partnership of Rio Vista Energy Partners L.P., dated December 28, 2010.

3.4	Amendment to Certificate of Limited Partnership of Rio Vista Energy Partners L.P., dated December 28, 2010.

10.1	Employment agreement between Rio Vista GP LLC and Imad Anbouba, dated December 28, 2010.

10.2	Employment agreement between Rio Vista GP LLC and Carter R. Montgomery, dated December 28, 2010.